Exhibit 1.01
Gates Industrial Corporation plc
Conflict Minerals Report
For the Reporting Period from January 1, 2024 to December 31, 2024

This Conflict Minerals Report (this “Report”) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that reflect management’s current views with respect to future events, including evaluation of the due diligence process and risk mitigation steps. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there can be no assurance these future events will occur as anticipated. Investors are urged to consider carefully the disclosure in our filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov.

I.Introduction and Summary

This Report is presented by Gates Industrial Corporation plc (collectively with its consolidated subsidiaries, the “Company”) to comply with Rule 13p-1 under the Exchange Act (the “Rule”) for the reporting period January 1, 2024, to December 31, 2024 (the “Reporting Period”).

The SEC adopted the Rule to implement reporting and disclosure requirements related to conflict minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The Rule imposes certain obligations on SEC registrants whose manufactured products contain conflict minerals that are necessary to the functionality or production of their products. Conflict Minerals are defined as cassiterite, columbite-tantalite (coltan), gold, wolframite, or their derivatives, which are limited to tin, tantalum, and tungsten (collectively, “3TG”).

The design of the Company’s due diligence and related results are described below. A copy of this Report for the Reporting Period is publicly available on the Company’s website at https://www.gates.com/us/en/about-us/policies. The contents of the Company’s website referred to in this Report are not incorporated by reference into this Report.

I.Company Overview

The Company manufactures a wide range of power transmission and fluid power products and components for a large variety of industrial and automotive applications, both in the aftermarket and original equipment manufacturer (“OEM”) channels, throughout the world. The Company’s power transmission products include synchronous belts, asynchronous belts (V-belt, CVT belt or Micro-V® belt) and related components (sprockets, pulleys, water pumps, tensioners or other accessories). The Company’s fluid power products include hoses, tubing and fittings.

The Company has adopted a Conflict Minerals Policy that governs the supply of 3TG in its supply chain. The Gates Industrial Corporation plc Conflict Minerals Policy is publicly available on the Company’s website at https://www.gates.com/us/en/about-us/policies.

III. Reasonable Country of Origin Inquiry and Due Diligence Process

A. Design Framework

For the Reporting Period, the Company conducted a good faith, reasonable country of origin inquiry (“RCOI”) of the 3TG minerals that are necessary to the functionality or production of the products that the Company manufactured or contracted with others to manufacture during the Reporting Period. This good faith RCOI was reasonably designed to determine whether any 3TG found in the Company’s products originated in the Democratic Republic of the Congo, or an adjoining country, as defined in Form SD (collectively, the “Covered Countries”), and whether any 3TG may be from recycled or scrap sources, in accordance with the Rule and related guidance provided by the SEC.

The Company used the Conflict Minerals Reporting Template (“CMRT”) to survey our suppliers and identify smelters and refiners (“SORs”) in our supply chain, and the Responsible Minerals Assurance Process (“RMAP”) to determine the country of origin and conformance status of minerals.

The Company’s due diligence measures are based on the Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas, and related supplements, published by the Organization for Economic Cooperation and Development (“OECD”). The Company is a downstream company in the supply chain, and its due diligence practices were tailored accordingly. Pursuant to the OECD guidance, the Company undertook to:
1.establish company management systems;
2.identify and assess risks in the supply chain;
3.design and implement a strategy to respond to identified risks;
4.carry out independent audit and due diligence practices; and

5.report on the results of the Company’s supply chain due diligence.

B. Reasonable Country of Origin Inquiry

The Company’s global supply chain is complex. The Company has a substantial number of suppliers from which it purchases raw materials, components, and products. Our supply chain is multi-tiered and the Company is many levels removed from the mines, smelters, and refiners. The Company does not make purchases of 3TG directly from mines, smelters, or refiners. As a result, the Company necessarily relies upon its direct suppliers to provide information on the origin of the 3TG contained in products, components, and materials supplied to the Company, including sources of 3TG that are supplied to the direct suppliers from lower tier suppliers. The Company works with its direct suppliers to identify, where possible, the SORs and countries of origin of the 3TG.

During the Reporting Period, the Company identified direct suppliers it believed could potentially provide materials, components or products containing 3TG to the Company. We surveyed 490 of these suppliers (“Surveyed Suppliers”) as to whether the materials, components, or products supplied to the Company contained any 3TG minerals. Twenty-nine of these Suppliers responded in the affirmative (“Relevant Suppliers”) and were then asked to use the Responsible Minerals Initiative’s (“RMI”) Smelter and Refiner List to identify their 3TG SORs and associated countries of origin.

The Company initiated their annual supplier survey in January 2025 using the most recent RMI template available at the time, CMRT v6.4, released April 26, 2024. The Company compared the list of SORs reported by Relevant Supplier to the RMI Smelter and Refiner List as of the date the survey was initiated to determine potential 3TG SORs and associated countries of origin.

For the Reporting Period, the Company obtained representations from 100% of the Relevant Suppliers. Relevant Suppliers identified a total of 534 individual SORs. The SOR information obtained from Relevant Suppliers related to all customers of these suppliers, not specifically to products or components supplied to the Company. This process revealed the presence of 3TG in some materials, components, or products purchased by the Company, from a small percentage (6%) of suppliers. See Annex A to this Report for a summary of SORs in the RMI Smelter and Refiner List identified by Relevant Suppliers and included in the Company’s CMRT.

Despite its due diligence efforts, the Company does not have sufficient information with respect to the Reporting Period to determine the country of origin of all of the 3TG that may be contained in its products. The Company is also unable to determine the particular facilities used to process 3TG in the Company’s products. As mentioned above, SOR information was obtained from all Relevant Suppliers at the company level, not at a product level, and as a result, we cannot determine which of the identified SORs are actually in the Company’s supply chain.

Where needed, we contacted suppliers to address various issues, including incomplete data and sourcing locations without complete supporting information from the supply chain, or an indication that the SOR was sourced from a Covered Country. All SORs identified by the Company’s suppliers for the period covered by this Report were found in the RMI Smelter and Refiner List of verified SORs as of the date the supplier survey was initiated1. The Company has no reason to believe or evidence to suggest that any of the 3TG contained in its products finances armed conflict in the Democratic Republic of Congo region.

C. Due Diligence Measures

The Company has undertaken the following due diligence measures:

a) Establishment of company management systems

The Company has taken steps to develop a strong company management system pertaining to the use of 3TG in its products and supply chain. These steps include:
•Establishment of a Conflict Minerals Policy (publicly available at: https://www.gates.com/us/en/about-us/policies);
•Maintenance of an internal, cross-functional team to support supply chain due diligence; and
•Implementation of internal processes for surveying Relevant Suppliers (including follow-up procedures), managing supplier responses, identifying SORs in the supply chain, and assembling the Company’s own CMRT for its customers.

b) Identification and Assessment of Risks in the Supply Chain

As a downstream user of products, components, and materials containing 3TG, the Company is multiple levels removed from the mines from which such 3TG originated, and the SORs who processed those minerals. The Company continues to assess its supply chain risks and work with its suppliers to develop greater supply chain transparency. As discussed above, each year, the Company solicits Relevant Suppliers using due diligence tools such as a supplier survey and the RMI Smelter and Refiner List. Additional due diligence steps utilized to help identify and assess risks in the supply chain include:
•Conducting an informed internal analysis with a cross-functional team regarding the types of products, components, and materials supplied to the Company, in order to identify the Relevant Suppliers that may supply products, components, and materials containing 3TG to the Company;
1 Verified SORs are those listed in the RMI Smelter and Refiner List or the U.S. Department of Commerce as known metal processors as of the date the supplier survey was initiated

•Implementing internal measures to strengthen Company engagement with Relevant Suppliers; and
•Implementing follow-up procedures and additional solicitation requests for suppliers that did not respond or that failed to provide sufficient information.
The Company verified the information provided by Relevant Suppliers (to the extent reasonably possible) by comparing it to information contained on the RMI website and in RMI’s CMRT forms.

c) Design and Implementation of a Strategy to Respond to Identified Risks

To respond to identified risks, the Company has developed due diligence procedures and a Conflict Minerals Policy, as referenced herein. The Company also requires its suppliers to perform due diligence into their respective supply chains to determine whether products sold to the Company contain 3TG, and whether such minerals are sourced from conflict-free SORs. This requirement is set forth in, among other things, the Gates Supplier Code of Conduct. The Company also uses a cross-functional team to conduct its due diligence process, which includes occasional reporting of the progress and reporting of any concerns to senior management in the global sourcing division.

The Company intends to continue to evaluate its due diligence program in accordance with the provisions of the Rule. This includes annual solicitation of suppliers and periodic review of the criteria used to select suppliers for solicitation. The Company will continue to engage with its suppliers to identify the 3TG used within its supply chain, as well as the origin and chain of custody of the 3TG and will continue to work to maintain the response rate for the RCOI process and the Company’s visibility into the relevant country of origin information. To the extent any supplier is found to be using non-conformant SORs within its supply chain, the Company intends to engage with that supplier and re-communicate our requirement for suppliers to commit to be conflict-free.

d) Carrying Out of Independent Audit and Due Diligence Practices

Where possible, the Company has relied on third-party assurances and certifications. For example, the Company accepted as reliable any SOR that is part of RMI’s verified list. To the extent other audited supplier certifications are provided to the Company, the Company would consider reliance on a case-by-case basis.

e) Reporting of the Results of the Company’s Supply Chain Due Diligence

The Company publicly communicates its Conflict Minerals Policy, its CMRT, and this Conflict Minerals Report on its website.

D. Future Risk Mitigation Efforts
The Company intends to continue to evaluate its due diligence program in accordance with the provisions of the Rule. This includes conducting additional inquiries to improve transparency, following-up on incomplete responses or no responses from the Company’s supply chain, and evaluating and managing any related risks. The Company is also a member of the RMI, providing it with greater access to relevant RCOI and SOR information.

Annex A

Metal	Smelter	Country	ID number
Tin	PT Timah Tbk Kundur	INDONESIA	CID001477
Tin	PT Timah Tbk Mentok	INDONESIA	CID001482
Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA	CID001539
Tin	Yunnan Tin Company Limited	CHINA	CID002180
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL	CID002036
Tin	Metallo Belgium N.V.	BELGIUM	CID002773
Tin	CV Gita Pesona	INDONESIA	CID000306
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA	CID000942
Tin	PT Refined Bangka Tin	INDONESIA	CID001460
Tin	PT Bangka Prima Tin	INDONESIA	CID002776
Tin	Gejiu Jinye Mineral Company	CHINA	CID002859
Tin	PT Lautan Harmonis Sejahtera	INDONESIA	CID002870
Tin	Thaisarco	THAILAND	CID001898
Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	CID002158
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION	CID000927
Tin	Novosibirsk Tin Combine	RUSSIAN FEDERATION	CID001305
Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	CID002865
Gold	African Gold Refinery	UGANDA	CID003185
Tungsten	Artek LLC	RUSSIAN FEDERATION	CID003553
Tungsten	Moliren Ltd.	RUSSIAN FEDERATION	CID002845
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	CID003416
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	CID003408
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION	CID003614
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION	CID003612
Tungsten	LLC Vostok	RUSSIAN FEDERATION	CID003643
Gold	JSC Uralelectromed	RUSSIAN FEDERATION	CID000929
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	CID001204
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386
Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE	CID002515
Tungsten	Hydrometallurg, JSC	RUSSIAN FEDERATION	CID002649
Tin	Pongpipat Company Limited	MYANMAR	CID003208
Gold	Sudan Gold Refinery	SUDAN	CID002567
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA	CID000343
Gold	Shandong Gold Smelting Co., Ltd.	CHINA	CID001916
Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	CID002243
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	CID003356
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN	CID001029
Tungsten	Unecha Refractory metals plant	RUSSIAN FEDERATION	CID002724
Gold	Industrial Refining Company	BELGIUM	CID002587
Gold	L'azurde Company For Jewelry	SAUDI ARABIA	CID001032

Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES	CID002563
Gold	Sam Precious Metals	UNITED ARAB EMIRATES	CID003666
Tin	RIKAYAA GREENTECH PRIVATE LIMITED	INDIA	CID004692
Gold	KP Sanghvi International Pvt Ltd	INDIA	CID004433
Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002573
Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM	CID002703
Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM	CID002574
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY	CID000103
Gold	Caridad	MEXICO	CID000180
Gold	Yunnan Copper Industry Co., Ltd.	CHINA	CID000197
Gold	Refinery of Seemine Gold Co., Ltd.	CHINA	CID000522
Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000767
Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	CID000773
Gold	Lingbao Gold Co., Ltd.	CHINA	CID001056
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	CID001058
Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	CID001093
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362
Gold	Super Dragon Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID001810
Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA	CID001947
Tin	VQB Mineral and Trading Group JSC	VIET NAM	CID002015
Gold	Guangdong Jinding Gold Limited	CHINA	CID002312
Gold	Shandong Humon Smelting Co., Ltd.	CHINA	CID002525
Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	CID002527
Gold	Fujairah Gold FZC	UNITED ARAB EMIRATES	CID002584
Gold	Shirpur Gold Refinery Ltd.	INDIA	CID002588
Gold	Albino Mountinho Lda.	PORTUGAL	CID002760
Gold	Sai Refinery	INDIA	CID002853
Gold	Degussa Sonne / Mond Goldhandel GmbH	GERMANY	CID002867
Gold	JALAN & Company	INDIA	CID002893
Gold	State Research Institute Center for Physical Sciences and Technology	LITHUANIA	CID003153
Gold	Gold Coast Refinery	GHANA	CID003186
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	CID003324
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	CID003348
Gold	CGR Metalloys Pvt Ltd.	INDIA	CID003382
Gold	Sovereign Metals	INDIA	CID003383
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	CID003410
Gold	K.A. Rasmussen	NORWAY	CID003497
Tungsten	YUDU ANSHENG TUNGSTEN CO., LTD.	CHINA	CID003662
Tantalum	5D Production OU	ESTONIA	CID003926
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF	CID003978
Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA	CID001909
Gold	Shenzhen CuiLu Gold Co., Ltd.	CHINA	CID002750
Gold	ABC Refinery Pty Ltd.	AUSTRALIA	CID002920
Gold	Dongwu Gold Group	CHINA	CID003663

Tin	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA	CID000835
Tantalum	Jean Goldschmidt International (JGI Hydrometal)	BELGIUM	CID004813
Gold	NOBLE METAL SERVICES	UNITED STATES OF AMERICA	CID003690
Gold	Kazakhmys Smelting LLC	KAZAKHSTAN	CID000956
Gold	Morris and Watson	NEW ZEALAND	CID002282
Gold	International Precious Metal Refiners	UNITED ARAB EMIRATES	CID002562
Gold	Kundan Care Products Ltd.	INDIA	CID003463
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	CID003487
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	CID003488
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	CID003489
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	CID003490
Gold	MD Overseas	INDIA	CID003548
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	CID003557
Gold	Attero Recycling Pvt Ltd	INDIA	CID004697
Gold	C. Hafner GmbH + Co. KG	GERMANY	CID000176
Gold	Agosi AG	GERMANY	CID000035
Gold	Argor-Heraeus S.A.	SWITZERLAND	CID000077
Gold	SEMPSA Joyeria Plateria S.A.	SPAIN	CID001585
Gold	Valcambi S.A.	SWITZERLAND	CID002003
Gold	Bangalore Refinery	INDIA	CID002863
Tin	Precious Minerals and Smelting Limited	INDIA	CID003409
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA	CID000211
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA	CID002503
Tin	Super Ligas	BRAZIL	CID002756
Tin	PT Cipta Persada Mulia	INDONESIA	CID002696
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA	CID003868
Tantalum	CMT Rare Metal Advanced Materials (Hunan) Co., Ltd.	CHINA	CID004431
Gold	WIELAND Edelmetalle GmbH	GERMANY	CID002778
Gold	Italpreziosi	ITALY	CID002765
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	CID003575
Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	CID001980
Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN	CID001875
Gold	Chimet S.p.A.	ITALY	CID000233
Gold	Heraeus Metals Hong Kong Ltd.	CHINA	CID000707
Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA	CID000920
Gold	Asahi Refining Canada Ltd.	CANADA	CID000924
Gold	Royal Canadian Mint	CANADA	CID001534
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	CID000041
Gold	AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	CID000058
Gold	Asahi Pretec Corp.	JAPAN	CID000082
Gold	Aurubis AG	GERMANY	CID000113
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	CID000128
Gold	Boliden Ronnskar	SWEDEN	CID000157
Gold	CCR Refinery - Glencore Canada Corporation	CANADA	CID000185

Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN	CID000807
Gold	Istanbul Gold Refinery	TURKEY	CID000814
Gold	Japan Mint	JAPAN	CID000823
Gold	Jiangxi Copper Co., Ltd.	CHINA	CID000855
Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN	CID000937
Gold	Kazzinc	KAZAKHSTAN	CID000957
Gold	LS MnM Inc.	KOREA, REPUBLIC OF	CID001078
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	CID001220
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN	CID001236
Gold	Nihon Material Co., Ltd.	JAPAN	CID001259
Gold	MKS PAMP SA	SWITZERLAND	CID001352
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397
Gold	PX Precinox S.A.	SWITZERLAND	CID001498
Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA	CID001512
Gold	Tokuriki Honten Co., Ltd.	JAPAN	CID001938
Gold	Western Australian Mint (T/a The Perth Mint)	AUSTRALIA	CID002030
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	CID002224
Gold	MMTC-PAMP India Pvt., Ltd.	INDIA	CID002509
Gold	KGHM Polska Miedz Spolka Akcyjna	POLAND	CID002511
Gold	T.C.A S.p.A	ITALY	CID002580
Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN	CID002615
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	CID003325
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	CID002315
Tungsten	Asia Tungsten Products Vietnam Ltd.	VIET NAM	CID002502
Gold	Heraeus Germany GmbH Co. KG	GERMANY	CID000711
Tin	Luna Smelter, Ltd.	RWANDA	CID003387
Tin	PT Mitra Sukses Globalindo	INDONESIA	CID003449
Tin	CRM Synergies	SPAIN	CID003524
Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	CID000538
Tin	China Tin Group Co., Ltd.	CHINA	CID001070
Tin	Jiangxi New Nanshan Technology Ltd.	CHINA	CID001231
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	CID003116
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	CID003190
Gold	Asaka Riken Co., Ltd.	JAPAN	CID000090
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325
Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA	CID000228
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468
Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES	CID002517
Tin	Resind Industria e Comercio Ltda.	BRAZIL	CID002706
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314
Gold	Aida Chemical Industries Co., Ltd.	JAPAN	CID000019
Gold	Chugai Mining	JAPAN	CID000264
Gold	DSC (Do Sung Corporation)	KOREA, REPUBLIC OF	CID000359
Gold	Kojima Chemicals Co., Ltd.	JAPAN	CID000981
Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	CID001993

Gold	Yamakin Co., Ltd.	JAPAN	CID002100
Gold	Yokohama Metal Co., Ltd.	JAPAN	CID002129
Gold	SAFINA A.S.	CZECHIA	CID002290
Gold	REMONDIS PMR B.V.	NETHERLANDS	CID002582
Gold	Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	CID002605
Gold	Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	CID002708
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	CID002918
Gold	Planta Recuperadora de Metales SpA	CHILE	CID002919
Gold	NH Recytech Company	KOREA, REPUBLIC OF	CID003189
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	CID003424
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	CID003425
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	CID003486
Gold	Gold by Gold Colombia	COLOMBIA	CID003641
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	CID000914
Tungsten	Kennametal Fallon	UNITED STATES OF AMERICA	CID000966
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	CID002512
Tungsten	Niagara Refining LLC	UNITED STATES OF AMERICA	CID002589
Tungsten	Cronimet Brasil Ltda	BRAZIL	CID003468
Tantalum	AMG Brasil	BRAZIL	CID001076
Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA	CID002504
Tantalum	FIR Metals & Resource Ltd.	CHINA	CID002505
Tantalum	Global Advanced Metals Aizu	JAPAN	CID002558
Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	CID002557
Tantalum	Jiangxi Tuohong New Raw Material	CHINA	CID002842
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA	CID000917
Tantalum	KEMET de Mexico	MEXICO	CID002539
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA	CID001277
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	CID003583
Tungsten	Hunan Shizhuyuan Nonferrous Metals Co., Ltd. Chenzhou Tungsten Products Branch	CHINA	CID002513
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID003407
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA	CID003609
Tantalum	Taki Chemical Co., Ltd.	JAPAN	CID001869
Tantalum	Telex Metals	UNITED STATES OF AMERICA	CID001891
Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	CID001522
Tungsten	Global Tungsten & Powders LLC	UNITED STATES OF AMERICA	CID000568
Tungsten	China Molybdenum Tungsten Co., Ltd.	CHINA	CID002641
Tungsten	Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	CID002827
Tungsten	A.L.M.T. Corp.	JAPAN	CID000004
Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	CID000258
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA	CID000218
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA	CID003417
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	CID002321
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	CID002318

Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	CID002317
Tungsten	Kennametal Huntsville	UNITED STATES OF AMERICA	CID000105
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA	CID002319
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA	CID002044
Tungsten	Tungsten Vietnam Joint Stock Company	VIET NAM	CID003993
Tantalum	NPM Silmet AS	ESTONIA	CID001200
Tin	PT Rajehan Ariq	INDONESIA	CID002593
Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	CID000969
Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA	CID002844
Gold	Advanced Chemical Company	UNITED STATES OF AMERICA	CID000015
Tin	PT Premium Tin Indonesia	INDONESIA	CID000313
Gold	WEEEREFINING	FRANCE	CID003615
Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	CID000291
Gold	Kemet Blue Powder	UNITED STATES OF AMERICA	CID000964
Tin	Exotech Inc.	UNITED STATES OF AMERICA	CID000458
Tin	Elemetal Refining, LLC	UNITED STATES OF AMERICA	CID001323
Tin	Umicore SA Business Unit Precious Metals Refining	BELGIUM	CID001981
Tungsten	Duoluoshan	CHINA	CID000413
Tin	PT Timah Tbk	INDONESIA	CID002772
Gold	Rio Tinto Group	Unknown	CID002914
Tin	Metallum Group Holding NV	BELGIUM	CID001143
Tantalum	Global Advanced Metals	UNITED STATES OF AMERICA	CID000564
Tantalum	KEMET Corp.	UNITED STATES OF AMERICA	CID000963
Tin	Plansee SE	AUSTRIA	CID001368
Tungsten	China Minmetals Non-ferrous Metals Holding Co., Ltd.	CHINA	CID000239
Tungsten	China National Nonferrous Metals Imp. & Exp. Jiangxi Co., Ltd.	CHINA	CID002864
Tungsten	Ganzhou Grand Sea W & Mo Group Co., Ltd.	CHINA	CID000524
Tungsten	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA	CID002236
Gold	HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	CID000778
Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA	CID001546
Gold	Samwon Metals Corp.	KOREA, REPUBLIC OF	CID001562
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	CID002313
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	CID003379
Gold	Cendres + Metaux S.A.	SWITZERLAND	CID000189
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF	CID001555
Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA	CID000555
Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	CID001908
Gold	Umicore Precious Metals Thailand	THAILAND	CID002314
Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID002516
Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM	CID002572
Gold	SAAMP	FRANCE	CID002761
Gold	8853 S.p.A.	ITALY	CID002763
Gold	AU Traders and Refiners	SOUTH AFRICA	CID002850
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	CID002852
Gold	Safimet S.p.A	ITALY	CID002973

Gold	Augmont Enterprises Private Limited	INDIA	CID003461
Gold	Alexy Metals	UNITED STATES OF AMERICA	CID003500
Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	CID003427
Tungsten	ACL Metais Eireli	BRAZIL	CID002833
Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES	CID002561
Tantalum	ULVAC Inc.	JAPAN	CID002861
Tin	Rian Resources SDN. BHD.	MALAYSIA	CID003581
Tungsten	Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	CID002538
Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	CID002779
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	CID003582
Gold	Torecom	KOREA, REPUBLIC OF	CID001955
Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES	CID002560
Gold	L'Orfebre S.A.	ANDORRA	CID002762
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	CID002316
Tantalum	Resind Industria e Comercio Ltda.	BRAZIL	CID002707
Tin	Soft Metais Ltda.	BRAZIL	CID000466
Tin	TRATHO Metal Quimica	BRAZIL	CID001758
Tungsten	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID003474
Gold	Impala Refineries – Base Metals Refinery (BMR)	SOUTH AFRICA	CID004604
Gold	Impala Rustenburg	SOUTH AFRICA	CID004610
Gold	Inca One (Chala One Plant)	PERU	CID004704
Gold	Inca One (Koricancha Plant)	PERU	CID004705
Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	CHINA	CID000281
Tungsten	Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	CID002843
Tantalum	Exotech Inc.	UNITED STATES OF AMERICA	CID000456
Tin	Guangxi Nonferrous Metals Group	CHINA	CID000626
Tin	Ma An Shan Shu Guang Smelter Corp.	CHINA	CID001098
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA	CID001136
Tin	Minchali Metal Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID001172
Tin	Ming Li Jia smelt Metal Factory	CHINA	CID001177
Tin	Ney Metals and Alloys	Unknown	CID001246
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA	CID001606
Tin	Shenzhen Hong Chang Metal Manufacturing Factory	CHINA	CID001694
Tin	Suzhou Nuonengda Chemical Co., Ltd.	CHINA	CID001822
Tin	Taicang City Nancang Metal Material Co., Ltd.	CHINA	CID001845
Tin	Top-Team Technology (Shenzhen) Ltd.	CHINA	CID001954
Tin	XURI	CHINA	CID002099
Tin	Yifeng Tin	CHINA	CID002121
Tin	Yuecheng Tin Co., Ltd.	CHINA	CID002147
Tin	Zhongshan Jinye Smelting Co.,Ltd	Unknown	CID002220
Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	CHINA	CID002274
Tin	Yunnan Malipo Baiyi Kuangye Co.	CHINA	CID002309
Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA	CID002635
Tin	Chofu Works	CHINA	CID002786
Tin	Xianghualing Tin Industry Co., Ltd.	CHINA	CID002946

Tin	PT Masbro Alam Stania	INDONESIA	CID003380
Tantalum	Jiujiang Janny New Material Co., Ltd.	CHINA	CID003191
Tin	Plansee SE Reutte	AUSTRIA	CID002556
Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA	CID002232
Gold	ARY Aurum Plus	UNITED ARAB EMIRATES	CID002596
Gold	TSK Pretech	KOREA, REPUBLIC OF	CID003195
Gold	Nyrstar	UNITED STATES OF AMERICA	CID001313
Gold	Universal Precious Metals Refining Zambia	ZAMBIA	CID002854
Gold	Wuzhong Group	CHINA	CID002063
Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	CHINA	CID002491
Tantalum	CP Metals Inc.	UNITED STATES OF AMERICA	CID003402
Tin	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001194
Tantalum	Mitsubishi Materials Corporation	JAPAN	CID001189
Tantalum	RFH Recycling Metals Co., Ltd.	CHINA	CID003159
Tantalum	V&D New Materials (Jiangsu) Co., Ltd.	CHINA	CID003498
Tungsten	Ganzhou Sunny Non-Ferrous Metals Co., Ltd.	CHINA	CID003580
Tantalum	Baoji Towin Rare Metals Co., Ltd.	CHINA	CID003972
Tantalum	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	CID002705
Tungsten	Avon Specialty Metals Ltd.	UNITED KINGDOM OF GREAT BRITAIN AND NORTHERN IRELAND	CID002704
Tungsten	Plansee Composite Materials GmbH	GERMANY	CID004068
Tantalum	XIMEI RESOURCES(GUIZHOU) TECHNOLOGY CO., LTD.	CHINA	CID003973
Tantalum	H.C. Starck GmbH	GERMANY	CID000654
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	CID002492
Tantalum	Smelter not listed	CHINA	CID004813
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	CID002506
Tantalum	PowerX Ltd.	RWANDA	CID004054
Tantalum	RFH Yancheng Jinye New Material Technology Co., Ltd.	CHINA	CID003583
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION	CID001769
Tin	Alpha	UNITED STATES OF AMERICA	CID000292
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	CID003190
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	CID003486
Tin	CRM Synergies	SPAIN	CID003524
Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	CID003356
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	CID003582
Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	CID003410
Tin	Global Advanced Metals Greenbushes Pty Ltd.	AUSTRALIA	CID004754
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	CID003116
Tin	Longnan Chuangyue Environmental Protection Technology Development Co., Ltd	CHINA	CID004796
Tin	Luna Smelter, Ltd.	RWANDA	CID003387
Tin	Ma'anshan Weitai Tin Co., Ltd.	CHINA	CID003379
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468
Tin	Malaysia Smelting Corporation Berhad (Port Klang)	MALAYSIA	CID004434
Tin	Melt Metais e Ligas S.A.	BRAZIL	CID002500
Tin	Mining Minerals Resources SARL	CONGO, DEMOCRATIC REPUBLIC OF THE	CID004065

Tin	Novosibirsk Tin Combine	RUSSIAN FEDERATION	CID001305
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337
Tin	Pongpipat Company Limited	MYANMAR	CID003208
Tin	Precious Minerals and Smelting Limited	INDIA	CID003409
Tin	PT Mitra Sukses Globalindo	INDONESIA	CID003449
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA	CID003868
Tin	RIKAYAA GREENTECH PRIVATE LIMITED	INDIA	CID004692
Tin	Super Ligas	BRAZIL	CID002756
Tin	Takehara PVD Materials Plant / PVD Materials Division of MITSUI MINING & SMELTING CO., LTD.	JAPAN	CID004403
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	CID003325
Tin	Woodcross Smelting Company Limited	UGANDA	CID004724
Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	CID003397
Gold	CGR Metalloys Pvt Ltd.	INDIA	CID003382
Gold	Coimpa Industrial LTDA	BRAZIL	CID004010
Gold	Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	CID003348
Gold	Eco-System Recycling Co., Ltd. North Plant	JAPAN	CID003424
Gold	Eco-System Recycling Co., Ltd. West Plant	JAPAN	CID003425
Gold	Elite Industech Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID004755
Gold	Emerald Jewel Industry India Limited (Unit 1)	INDIA	CID003487
Gold	Emerald Jewel Industry India Limited (Unit 2)	INDIA	CID003488
Gold	Emerald Jewel Industry India Limited (Unit 3)	INDIA	CID003489
Gold	Emerald Jewel Industry India Limited (Unit 4)	INDIA	CID003490
Gold	GG Refinery Ltd.	TANZANIA, UNITED REPUBLIC OF	CID004506
Gold	GGC Gujrat Gold Centre Pvt. Ltd.	INDIA	CID002852
Gold	Gold by Gold Colombia	COLOMBIA	CID003641
Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	CID000651
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	CID000671
Gold	Heimerle + Meule GmbH	GERMANY	CID000694
Gold	Impala Refineries – Platinum Metals Refinery (PMR)	SOUTH AFRICA	CID004714
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID000801
Gold	JSC Novosibirsk Refinery	RUSSIAN FEDERATION	CID000493
Gold	K.A. Rasmussen	NORWAY	CID003497
Gold	Kundan Care Products Ltd.	INDIA	CID003463
Gold	Marsam Metals	BRAZIL	CID002606
Gold	Metal Concentrators SA (Pty) Ltd.	SOUTH AFRICA	CID003575
Gold	Metallix Refining Inc.	UNITED STATES OF AMERICA	CID003557
Gold	MKS PAMP SA	SWITZERLAND	CID001352
Gold	Modeltech Sdn Bhd	MALAYSIA	CID002857
Gold	NH Recytech Company	KOREA, REPUBLIC OF	CID003189
Gold	NOBLE METAL SERVICES	UNITED STATES OF AMERICA	CID003690
Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN	CID001325
Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	CID001326
Gold	Pease & Curren	UNITED STATES OF AMERICA	CID002872
Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA	CID001362

Gold	Planta Recuperadora de Metales SpA	CHILE	CID002919
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	CID001386
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA	CID001397
Gold	QG Refining, LLC	UNITED STATES OF AMERICA	CID003324
Gold	Safimet S.p.A	ITALY	CID002973
Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA	CID001619
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	CID001622
Gold	SHENZHEN JINJUNWEI RESOURCE COMPREHENSIVE DEVELOPMENT CO., LTD.	CHINA	CID004435
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	CID001756
Gold	Sovereign Metals	INDIA	CID003383
Gold	SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	CID002918
Gold	WEEEREFINING	FRANCE	CID003615
Tungsten	Cronimet Brasil Ltda	BRAZIL	CID003468
Tungsten	Fujian Xinlu Tungsten Co., Ltd.	CHINA	CID003609
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	CID002494
Tungsten	HANNAE FOR T Co., Ltd.	KOREA, REPUBLIC OF	CID003978
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA	CID003417
Tungsten	Japan New Metals Co., Ltd.	JAPAN	CID000825
Tungsten	JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	CID003408
Tungsten	Kenee Mining Corporation Vietnam	VIET NAM	CID004619
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID003407
Tungsten	Lianyou Resources Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID004397
Tungsten	LLC Vostok	RUSSIAN FEDERATION	CID003643
Tungsten	MALAMET SMELTING SDN. BHD.	MALAYSIA	CID004056
Tungsten	Nam Viet Cromit Joint Stock Company	VIET NAM	CID004034
Tungsten	NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	CID003416
Tungsten	OOO “Technolom” 1	RUSSIAN FEDERATION	CID003614
Tungsten	OOO “Technolom” 2	RUSSIAN FEDERATION	CID003612
Tungsten	Philippine Bonway Manufacturing Industrial Corporation	PHILIPPINES	CID004797
Tungsten	Philippine Carreytech Metal Corp.	PHILIPPINES	CID004438
Tungsten	Tungsten Vietnam Joint Stock Company	VIET NAM	CID003993
Tungsten	Shinwon Tungsten (Fujian Shanghang) Co., Ltd.	CHINA	CID004430
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA	CID000875
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China	CID002494
Tin	CRM Synergies	Spain	CID003524
Gold	MKS PAMP SA	Switzerland	CID001352
Tantalum	Global Advanced Metals Boyertown	United States Of America	CID002557
Tin	PT Aries Kencana Sejahtera	INDONESIA	CID000309
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399
Tin	PT Tommy Utama	INDONESIA	CID001493
Tin	PT Bangka Serumpun	INDONESIA	CID003205
Tungsten	Hunan Chenzhou Mining Co., Ltd.	CHINA	CID000766
Tungsten	Hunan Jintai New Material Co., Ltd.	CHINA	CID000769
Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA	CID001142
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455
Tin	Aurubis Berango	SPAIN	CID002774

Tin	PT Rajawali Rimba Perkasa	INDONESIA	CID003381
Tin	CV Ayi Jaya	INDONESIA	CID002570
Tin	PT Belitung Industri Sejahtera	INDONESIA	CID001421
Tungsten	Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	CID003407
Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA	CID001736
Tungsten	H.C. Starck Tungsten GmbH	GERMANY	CID002541
Tin	PT Tinindo Inter Nusa	INDONESIA	CID001490
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	CID003116
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	CID002777
Tungsten	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002542
Tantalum	TANIOBIS GmbH	GERMANY	CID002545
Tantalum	Materion Newton Inc.	UNITED STATES OF AMERICA	CID002548
Tantalum	Mineracao Taboca S.A.	BRAZIL	CID001175
Tungsten	Masan High-Tech Materials	VIET NAM	CID002543
Tantalum	TANIOBIS Co., Ltd.	THAILAND	CID002544
Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY	CID002550
Tantalum	TANIOBIS Japan Co., Ltd.	JAPAN	CID002549
Tantalum	TANIOBIS Smelting GmbH & Co. KG	GERMANY	CID002550
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	CID002551
Gold	Dowa	JAPAN	CID000401
Gold	Eco-System Recycling Co., Ltd. East Plant	JAPAN	CID000425
Gold	LT Metal Ltd.	KOREA, REPUBLIC OF	CID000689
Gold	Materion	UNITED STATES OF AMERICA	CID001113
Gold	Matsuda Sangyo Co., Ltd.	JAPAN	CID001119
Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA	CID001149
Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	CID001152
Gold	Metalor Technologies (Suzhou) Ltd.	CHINA	CID001147
Gold	Metalor Technologies S.A.	SWITZERLAND	CID001153
Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA	CID001157
Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	CID001161
Gold	Mitsubishi Materials Corporation	JAPAN	CID001188
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN	CID001193
Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	CID001761
Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN	CID001798
Tantalum	F&X Electro-Materials Ltd.	CHINA	CID000460
Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	CHINA	CID000616
Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA	CID001163
Tantalum	QuantumClean	UNITED STATES OF AMERICA	CID001508
Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA	CID002508
Tin	DS Myanmar	MYANMAR	CID003831
Tin	Modeltech Sdn Bhd	MALAYSIA	CID002858
Tin	PT Bangka Tin Industry	INDONESIA	CID001419
Tin	PT Tirus Putra Mandiri	INDONESIA	CID002478
Tungsten	DONGKUK INDUSTRIES CO., LTD.	KOREA, REPUBLIC OF	CID004060
Tungsten	Hubei Green Tungsten Co., Ltd.	CHINA	CID003417
Tungsten	Tungsten Vietnam Joint Stock Company	VIET NAM	CID003993
Tungsten	Xiamen Tungsten Co., Ltd.	CHINA	CID002082
Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA	CID001105

Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	CID001314
Tin	Operaciones Metalurgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337
Tin	PT Artha Cipta Langgeng	INDONESIA	CID001399
Tin	CV Venus Inti Perkasa	INDONESIA	CID002455
Tin	Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	CID002468
Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	CID003116
Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	CID003190
Tin	PT Bangka Serumpun	INDONESIA	CID003205
Tin	Tin Technology & Refining	UNITED STATES OF AMERICA	CID003325
Tin	PT Rajawali Rimba Perkasa	INDONESIA	CID003381
Tin	Luna Smelter, Ltd.	RWANDA	CID003387
Tin	PT Mitra Sukses Globalindo	INDONESIA	CID003449
Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	BRAZIL	CID003486
Tin	CRM Synergies	SPAIN	CID003524
Tin	Fabrica Auricchio Industria e Comercio Ltda.	BRAZIL	CID003582
Tin	DS Myanmar	MYANMAR	CID003831
Tin	PT Putera Sarana Shakti (PT PSS)	INDONESIA	CID003868
Tin	Mineração Taboca S.A.	BRAZIL	CID001173
Tin	Minsur	PERU	CID001182
Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)	CID000438
Tin	Operaciones Metalúrgicas S.A.	BOLIVIA (PLURINATIONAL STATE OF)	CID001337
Tin	Toboca/ Paranapenema	BRAZIL	CID001173
Tin	PT Panca Mega Persada	INDONESIA	CID001457
Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	VIET NAM	CID002834
Tin	PT Sariwiguna Binasentosa	INDONESIA	CID001463
Tin	Estanho de Rondonia S.A.	BRAZIL	CID000448
Tin	PT Timah Nusantara	INDONESIA	CID001486
Tin	Dowa	JAPAN	CID000402
Tin	Fenix Metals	POLAND	CID000468
Tin	Mineracao Taboca S.A.	BRAZIL	CID001173
Tin	Mitsubishi Materials Corporation	JAPAN	CID001191
Tin	PT Babel Inti Perkasa	INDONESIA	CID001402
Tin	PT Babel Surya Alam Lestari	INDONESIA	CID001406
Tin	PT Bukit Timah	INDONESIA	CID001428
Tin	PT Menara Cipta Mulia	INDONESIA	CID002835
Tin	PT Mitra Stania Prima	INDONESIA	CID001453
Tin	PT Prima Timah Utama	INDONESIA	CID001458
Tin	PT Stanindo Inti Perkasa	INDONESIA	CID001468
Tin	PT Sukses Inti Makmur	INDONESIA	CID002816
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA	CID002320